UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05446

Intermediate Bond Fund of America
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2012

Courtney R. Taylor
Intermediate Bond Fund of America
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Intermediate Bond Fund of America®

[photo of an owl in the opening of a tree trunk]

Seeking income, mindful of risk

Annual report for the year ended August 31, 2012

Intermediate Bond Fund of America seeks to provide you with current income consistent with its maturity and quality standards described in the prospectus and preservation of capital.

This fund is one of more than 40 offered by American Funds, which is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2012 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years
Reflecting 2.50% maximum sales charge*	0.61%	2.95%	2.92%

*The maximum initial sales charge was 3.75% prior to November 1, 2006.

The total annual fund operating expense ratio is 0.61% for Class A shares as of the prospectus dated November 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of September 30, 2012, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 0.54%. The fund’s 12-month distribution rate for Class A shares as of that date was 1.79%. Both reflect the 2.50% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 5.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

[photo of two birds sitting in the opening of a tree trunk]
Bonds with low credit quality, as well as those with longer maturities, were among those whose returns fared particularly well during Intermediate Bond Fund of America’s past fiscal year.

The fund, however, invests primarily in high-quality U.S. government, agency, mortgage-related and corporate bonds with maturities of around three to five years — an approach designed to deliver income while preserving capital. For those investors who reinvested monthly dividends totaling about 26 cents a share, the fund recorded a total return of 2.86% for the 12-month period ended August 31, 2012. Investors who took their dividends in cash received an income return of 1.87%. The fund’s share price increased from $13.66 to $13.79.

The unmanaged Barclays U.S. Government/Credit 1–7 Years ex BBB Index, a broad measure of the market in which the fund invests, returned 2.55% over the same period. Meanwhile, the Lipper Short-Intermediate Investment Grade Debt Funds Average (a peer group measure that includes some funds that — unlike this fund — invest in relatively risky below-investment-grade bonds, rated Ba/BB and below) gained 4.24%. Results for longer time periods are shown in the table below.

Economic and market overview

Although the U.S. unemployment rate remained disappointingly high, there were a number of positives to be found among other domestic data. For instance, household debt burdens (relative to income) eased and a sustainable recovery in housing market prices appeared to be in place. In contrast to the sprinkling of hopeful signs in the U.S., several European countries slid into recession and the sovereign debt crisis dragged on, despite the efforts of authorities. The European Central Bank (ECB) initiated special longer term refinancing operations (LTROs) intended to help stabilize European banks’ funding through 2015. A bailout deal and debt restructuring for Greece were negotiated. Toward the end of the period, statements by ECB officials and media reports suggested that new, more ambitious measures — including the central bank buying government debt directly — were forthcoming. Elsewhere, the pace of economic growth in China, India and some other key economies slackened.

[Begin Sidebar]
Results at a glance
For periods ended August 31, 2012, with all distributions reinvested

	Total returns	Average annual total returns
	1 year	3 years	5 years	10 years	Lifetime
					(since 2/19/88)
Intermediate Bond Fund of America
(Class A shares)	2.86%	4.02%	3.56%	3.28%	5.46%

Barclays U.S. Government/Credit
1–7 Years ex BBB Index*	2.55	3.96	4.87	4.19	6.20

Lipper Short-Intermediate Investment
Grade Debt Funds Average	4.24	5.30	5.05	4.18	5.97

*The index is unmanaged and, therefore, has no expenses.
[End Sidebar]

[Begin Sidebar]
In this report

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Summary investment
portfolio

10	Financial statements

27	Board of trustees and other officers
[End Sidebar]

[Begin Sidebar]
There is great uncertainty in the economic, fiscal and political outlooks, so bond investors should be particularly mindful of risks.
[End Sidebar]

[Begin Sidebar]
An investment approach designed to deliver income while preserving your capital

Intermediate Bond Fund of America seeks to offer investors a less volatile investment choice. Some funds in its peer group — unlike this fund — invest in relatively risky below-investment-grade bonds (rated Ba/BB and below). This fund emphasizes a diversified portfolio invested primarily in high-quality bonds with ratings of A/A– or better. The chart below illustrates how this approach has generated less volatile returns for fund investors.

Return versus volatility (for the 3-year period ended August 31, 2012)

[begin scatter chart]
	Volatility	Return

Barclays U.S. Government/Credit 1–7 Years ex BBB Index	2.00%	3.96%
Intermediate Bond Fund of America	1.96	4.02
Lipper Short-Intermediate Investment Grade Debt Funds Average	2.32	5.30
[end scatter chart]
Returns (Class A shares) include reinvestment of all distributions.
Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns have varied from the mean; a lower number signifies lower volatility. Average calculated using the funds in the Lipper Short-Intermediate Investment Grade Debt Funds peer group. Results of the Lipper average do not reflect any sales charges. The Barclays index is unmanaged and, therefore, has no expenses.
[End Sidebar]

Against this backdrop of global uncertainty, U.S. Treasuries were viewed as one of the few types of safe haven assets. Yields (which move inversely to prices) for shorter maturity Treasuries ended the period close to where they started; yields for longer term maturities declined. In our view, the Federal Reserve’s low interest rate policy and the LTROs have created a large amount of liquidity in the global financial system. Treasuries rallied markedly with yields on five- and 10-year Treasuries touching record lows in July. U.S. mortgage-related and corporate bonds benefited from investor appetite for yield; solid 12-month returns were evident in several sectors, including financials and utilities.

Inside the portfolio

The lion’s share of assets continued to be invested in Treasuries and other U.S. government obligations — amounting to 42.4% of the portfolio at fiscal year-end. Over the period, investments in mortgage-related bonds increased from 20.7% to 27.6% as the fund’s analysts and three portfolio counselors (Mark Brett, David Hoag and John Smet) identified attractive opportunities. In our view, these investments offer the potential for incrementally higher yields than Treasuries. Also, they have high credit quality and are liquid — they can be bought and sold quite easily. Purchases were focused on pass-through securities issued by federal agencies. Owners of pass-throughs are in effect receiving the mortgage payments of a pool of homeowners across the U.S. Our research identified specific securities where the underlying (lower interest rate) mortgages are unlikely to be refinanced in the near term, which could be beneficial for potential total returns. We will closely monitor the effects of the Federal Reserve’s augmented bond buying program (announced just after the fund’s fiscal year-end), as well as ongoing political discussions about mortgage refinancing policy for developments that could change our outlook on these securities.

The fund’s investment professionals took advantage of market appetite for corporate bonds to reduce holdings issued by banks and other financial firms. In our view, investments in other sectors (including food and beverage, metals and mining, pharmaceuticals, energy and media) offered relatively attractive potential returns, given the risks entailed. Despite a tepid domestic recovery, U.S. companies are on the whole in relatively good financial shape, as indicated by the large amount of cash that many nonfinancial firms have on their balance sheets.

[photo of two birds standing on the bank of a body of water]
Looking ahead

There is great uncertainty in the economic, fiscal and political outlooks, so bond investors should be particularly mindful of risks. The direction of tax and fiscal policy following November’s election could change, and investor confidence may be shaken by the possible “fiscal cliff” — lapses in federal tax-relief provisions and tax cuts, as well as deficit-reducing spending cuts — that could occur at the end of 2012 and start of 2013. Thinking longer term, improved certainty about tax policy could prompt significant capital spending by cash-rich U.S. companies, potentially benefiting employment and the U.S. fiscal position.

We believe it’s likely that the Federal Reserve will not raise the official interest rate before 2014. It’s important to note that rising interest rates — so often cast as the villain of bond investing by the media — are not such a bad thing. This fund invests in bonds with shorter and intermediate maturities. When interest rates rise, the value of a diversified portfolio with a shorter average maturity tends to hold up better than the value of one with a longer maturity. To see how, consider the following highly simplified hypothetical example: Imagine that, on August 31, 2012, the fund’s portfolio was “frozen,” and investment professionals neither bought nor sold any bonds for three years. Shorter, intermediate and longer term interest rates would have to rise more than 3% across the board over that period — an unlikely scenario, in our view — before the frozen portfolio would begin to record a negative total return for the three-year period.

It should also be noted that although rising yields can hurt total returns for existing bond investments, there is a silver lining: An actively managed fund such as ours will be able to use that environment to reinvest in bonds which offer potentially higher total returns. Over the longer term, the fund’s investment professionals have sought to manage risk across market cycles. That steadfast commitment has helped reduce the volatility of fund returns relative to some of its peers (see sidebar, page 2).

We greatly appreciate your continued support and look forward to reporting to you again in six months.

Cordially,

/s/ John H. Smet

John H. Smet
President

October 12, 2012

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown (for the period February 19, 1988, to August 31, 2012, with dividends reinvested)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.1 Thus, the net amount invested was $9,750.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

[begin mountain chart]
Year ended August 31	Intermediate Bond Fund of America	Barclays U.S. Gvt/Credit 1–7 Years ex BBB Index3	Lipper Short-Intermediate Investment Grade Debt Funds Average4	Consumer Price Index5

2/19/1988	$9,750	$10,000	$10,000	$10,000
8/31/1988	9,845	10,077	10,075	10,259
8/31/1989	10,726	11,128	11,051	10,741
8/31/1990	11,416	12,082	11,817	11,345
8/31/1991	12,755	13,575	13,243	11,776
8/31/1992	14,386	15,258	14,890	12,147
8/31/1993	15,819	16,478	16,389	12,483
8/31/1994	15,537	16,538	16,162	12,845
8/31/1995	16,826	17,956	17,416	13,181
8/31/1996	17,604	18,811	18,106	13,560
8/31/1997	18,982	20,292	19,499	13,862
8/31/1998	20,440	21,998	20,897	14,086
8/31/1999	20,757	22,640	21,386	14,405
8/31/2000	22,098	24,037	22,680	14,897
8/31/2001	24,581	26,806	25,296	15,302
8/31/2002	26,028	29,009	27,022	15,578
8/31/2003	26,724	30,190	28,155	15,914
8/31/2004	27,655	31,310	29,425	16,336
8/31/2005	28,231	31,861	30,176	16,931
8/31/2006	28,853	32,627	30,836	17,578
8/31/2007	30,165	34,474	32,041	17,924
8/31/2008	30,617	36,697	32,882	18,887
8/31/2009	31,924	38,915	35,144	18,606
8/31/2010	34,130	41,298	38,453	18,820
8/31/2011	34,937	42,636	39,958	19,530
8/31/2012	35,935	43,721	41,492	19,860
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 4.75% prior to January 10, 2000, and 3.75% from that date until October 31, 2006.
3The index is unmanaged and, therefore, has no expenses.
4Results of the Lipper Short-Intermediate Investment Grade Debt Funds Average do not reflect any sales charges.
5Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6For the period February 19, 1988, through August 31, 1988.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2012)*

	1 year	5 years	10 years
Class A shares	0.29%	3.04%	3.02%

*Assumes reinvestment of all distributions and payment of the maximum 2.50% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2012 (the most recent calendar quarter-end):

			10 years/
	1 year	5 years	Life of class1
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	–2.56%	2.34%	2.60%
Not reflecting CDSC	2.44	2.70	2.60

Class C shares2
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	1.39	2.66	2.39
Not reflecting CDSC	2.39	2.66	2.39

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	3.14	3.42	3.17

Class F-2 shares3 — first sold 8/8/08
Not reflecting annual asset-based fee charged
by sponsoring firm	3.46	—	4.31

Class 529-A shares4
Reflecting 2.50% maximum sales charge	0.52	2.88	2.86
Not reflecting maximum sales charge	3.11	3.39	3.13

Class 529-B shares2,4
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	–2.70	2.21	2.46
Not reflecting CDSC	2.30	2.58	2.46

Class 529-C shares2,4
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	1.31	2.59	2.31
Not reflecting CDSC	2.31	2.59	2.31

Class 529-E shares3,4	2.85	3.11	2.83

Class 529-F-1 shares3,4
Not reflecting annual asset-based fee charged
by sponsoring firm	3.34	3.62	3.27

1Applicable to Class F-2 shares only. All other share classes reflect 10-year results.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

Summary investment portfolio   August 31, 2012

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Investment mix by security type	Percent of net assets
U.S. Treasury bonds & notes	38.1%
Mortgage-backed obligations	27.6
Corporate bonds & notes	24.8
Federal agency bonds & notes	4.3
Other securities	3.2
Short-term securities & other assets less liabilities	2.0
[end pie chart]

Quality breakdown*	Percent of net assets

U.S. government obligations†	39.3%
Federal agencies	28.9
Aaa/AAA	3.7
Aa/AA	8.7
A/A	11.0
Baa/BBB	6.4
Short-term securities & other assets less liabilities	2.0

*Bond ratings which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody's, Standard & Poor's and/or Fitch as an indication of an issuer's creditworthiness. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund's investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.

†These securities are guaranteed by the full faith and credit of the United States government.

	Principal		Percent
	amount	Value	of net
Bonds & notes - 97.98%	(000)	(000)	assets

U.S. Treasury bonds & notes - 38.11%
U.S. Treasury:
4.25% 2012	$78,500	$78,727
1.875% 2013 (1)	62,475	64,355
3.125% 2013	209,000	215,065
3.625% 2013	52,750	54,015
4.25% 2013	121,680	126,362
2.25% 2014	166,000	171,840
2.625% 2014	188,250	196,829
0.25% 2015	426,700	426,551
1.75% 2015	100,000	104,213
2.25% 2015	58,000	60,808
4.125% 2015	50,000	55,165
4.25% 2015	50,000	55,777
2.00% 2016	79,250	83,692
2.00% 2016	70,000	74,124
2.375% 2016	50,000	53,554
4.50% 2016	47,500	54,259
5.125% 2016	96,500	113,278
7.50% 2016	40,000	51,683
0.875% 2017	186,750	189,607
1.00% 2017	152,500	155,753
2.50% 2017	120,250	131,247
4.25% 2017	50,000	59,217
4.625% 2017	115,000	135,866
3.50% 2018	60,000	69,028
3.50% 2020	35,000	41,171
2.125% 2021	93,500	99,433
1.75% 2022	82,000	83,734
2.00% 2022	77,250	80,860
0.125%-8.75% 2012-2025 (1)	530,642	615,702	38.11
		3,701,915	38.11

Mortgage-backed obligations - 27.63%
Federal agency mortgage-backed obligations (2) - 25.77%
Fannie Mae:
3.50% 2026	47,200	50,236
3.00% 2027	324,900	342,820
3.00% 2027	107,927	114,087
3.00% 2027	73,125	77,630
3.00% 2027	48,276	51,031
3.50% 2027	249,000	264,796
4.00% 2027	44,000	47,094
6.00% 2038	39,619	43,792
6.00% 2038	36,976	40,851
4.00% 2041	71,810	77,112
4.50% 2042	92,825	100,483
0%-11.50% 2012-2050 (3)	1,027,456	1,105,141	23.83
Freddie Mac 0%-6.917% 2023-2041 (3)	122,763	133,936	1.38
Government National Mortgage Assn. 4.50% 2040	43,107	47,783	.49
Other securities		6,968	.07
		2,503,760	25.77

Other mortgage-backed securities - 1.86%
Other securities		180,945	1.86

Total mortgage-backed obligations		2,684,705	27.63

Corporate bonds & notes - 24.80%
Industrials - 2.09%
General Electric Co. 5.00% 2013	2,000	2,037
General Electric Capital Corp. 2.25%-6.00% 2015-2021	41,290	44,983	.48
Other securities		155,923	1.61
		202,943	2.09
Other corporate bonds & notes - 22.71%
Other securities		2,205,823	22.71

Total corporate bonds & notes		2,408,766	24.80

Federal agency bonds & notes - 4.33%
Freddie Mac:
0.375% 2013	55,000	55,112
2.50% 2016	45,000	48,336
0.75%-5.50% 2012-2017	95,320	97,745	2.07
Fannie Mae 1.25%-5.375% 2014-2016	104,330	109,338	1.13
Federal Home Loan Bank 1.00%-5.50% 2012-2017	41,685	42,874	.44
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.125% 2012	10,000	10,057	.10
Other securities		57,292	.59
		420,754	4.33

Other - 3.11%
Other securities		301,897	3.11

Total bonds & notes (cost: $9,152,023,000)		9,518,037	97.98

			Percent
		Value	of net
Preferred securities - 0.03%		(000)	assets

Financials - 0.03%
Other securities		2,471	.03

Total preferred securities (cost: $3,985,000)		2,471	.03

	Principal		Percent
	amount	Value	of net
Short-term securities - 9.64%	(000)	(000)	assets

U.S. Treasury Bills 0.095%-0.143% due 9/6/2012-2/21/2013	176,100	176,069	1.81
Freddie Mac 0.11%-0.18% due 10/17/2012-1/16/2013	156,300	156,251	1.61
Fannie Mae 0.11%-0.14% due 10/15-12/17/2012	137,000	136,972	1.41
Federal Home Loan Bank 0.14%-0.19% due 9/5-12/20/2012	125,500	125,482	1.29
General Electric Co. 0.13%-0.16% due 9/4-9/13/2012	45,600	45,599
General Electric Capital Corp. 0.17% due 9/5/2012	20,000	19,999	.68
Wal-Mart Stores, Inc. 0.11% due 9/13/2012 (4)	58,800	58,798	.61
Coca-Cola Co. 0.17%-0.22% due 10/9-11/16/2012 (4)	45,000	44,986	.46
National Rural Utilities Cooperative Finance Corp. 0.14% due 9/17/2012	40,000	39,997	.41
Other securities		131,938	1.36

Total short-term securities (cost: $936,068,000)		936,091	9.64

Total investment securities (cost: $10,092,076,000)		10,456,599	107.65
Other assets less liabilities		(742,857)	(7.65)

Net assets		$9,713,742	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government price index.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Coupon rate may change periodically.
(4) Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $905,227,000, which represented 9.32% of the net assets of the fund.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2012	(dollars in thousands)

Assets:
Investment securities, at value (cost: $10,092,076)		$10,456,599
Cash		87
Receivables for:
Sales of investments	$311,127
Sales of fund's shares	19,713
Interest	50,285	381,125
		10,837,811
Liabilities:
Payables for:
Purchases of investments	1,102,151
Repurchases of fund's shares	13,450
Dividends on fund's shares	844
Investment advisory services	1,766
Services provided by related parties	5,540
Trustees' deferred compensation	198
Other	120	1,124,069
Net assets at August 31, 2012		$9,713,742

Net assets consist of:
Capital paid in on shares of beneficial interest		$9,466,516
Distributions in excess of net investment income		(613)
Accumulated net realized loss		(116,684)
Net unrealized appreciation		364,523
Net assets at August 31, 2012		$9,713,742

	(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized (704,237 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$6,884,402	499,113	$13.79
Class B	61,989	4,494	13.79
Class C	295,630	21,433	13.79
Class F-1	584,761	42,395	13.79
Class F-2	289,833	21,013	13.79
Class 529-A	398,356	28,880	13.79
Class 529-B	8,646	627	13.79
Class 529-C	103,911	7,533	13.79
Class 529-E	20,015	1,451	13.79
Class 529-F-1	77,988	5,654	13.79
Class R-1	17,138	1,243	13.79
Class R-2	163,645	11,864	13.79
Class R-3	174,609	12,659	13.79
Class R-4	135,190	9,801	13.79
Class R-5	50,225	3,641	13.79
Class R-6	447,404	32,436	13.79

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2012	(dollars in thousands)

Investment income:
Income:
Interest		$222,948

Fees and expenses*:
Investment advisory services	$20,833
Distribution services	26,484
Transfer agent services	11,150
Administrative services	1,705
Reports to shareholders	474
Registration statement and prospectus	418
Trustees' compensation	82
Auditing and legal	126
Custodian	26
State and local taxes	43
Other	641	61,982
Net investment income		160,966

Net realized gain and unrealized appreciation on investments:
Net realized gain on investments		83,093
Net unrealized appreciation on investments		22,951
Net realized gain and unrealized appreciation on investments		106,044
Net increase in net assets resulting from operations		$267,010

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
	(dollars in thousands)
	Year ended August 31
	2012	2011
Operations:
Net investment income	$160,966	$190,704
Net realized gain on investments	83,093	98,581
Net unrealized appreciation (depreciation) on investments	22,951	(93,778)
Net increase in net assets resulting from operations	267,010	195,507

Dividends paid or accrued to shareholders from net investment income	(171,471)	(198,002)

Net capital share transactions	550,629	(390,465)

Total increase (decrease) in net assets	646,168	(392,960)

Net assets:
Beginning of year	9,067,574	9,460,534
End of year (including distributions in excess of
net investment income: $(613) for each year)	$9,713,742	$9,067,574

See Notes to Financial Statements

Notes to financial statements

1.	Organization

Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income consistent with its maturity and quality standards described in the prospectus and preservation of capital.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C*	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B, 529-B, C and 529-C shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

3.	Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of trustees as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure– The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications – The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2012, all of the fund’s investment securities were classified as Level 2.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions – The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds – Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities.

Investing in mortgage-backed and asset-backed securities – Many types of bonds and other debt securities, including mortgage-backed securities, are subject to prepayment risk as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid more slowly than expected, the expected duration of the securities may be extended, reducing the cash flow for potential reinvestment in higher yielding securities.

Investing in securities backed by the U.S. government – Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities – There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Management – The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Certain investment techniques

Mortgage dollar rolls – The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

6.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2008 and by state tax authorities for tax years before 2007.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2012, the fund reclassified $10,510,000 from accumulated net realized loss to distributions in excess of net investment income and $5,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after August 31, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$946
Capital loss carryforward expiring 2018*	(114,703)
Gross unrealized appreciation on investment securities	367,434
Gross unrealized depreciation on investment securities	(5,550)
Net unrealized appreciation on investment securities	361,884
Cost of investment securities	10,094,715

*Reflects the utilization of capital loss carryforward of $72,411,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended August 31
Share class	2012	2011
Class A	$125,248	$144,181
Class B	887	1,960
Class C	3,516	5,213
Class F-1	10,057	12,075
Class F-2	6,458	6,495
Class 529-A	6,558	6,667
Class 529-B	108	248
Class 529-C	1,011	1,303
Class 529-E	279	285
Class 529-F-1	1,429	1,468
Class R-1	175	213
Class R-2	1,777	2,401
Class R-3	2,589	3,180
Class R-4	2,361	2,647
Class R-5	993	1,091
Class R-6	8,025	8,575
Total	$171,471	$198,002

7	Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.14% on such assets in excess of $10 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2012, the investment advisory services fee was $20,833,000, which was equivalent to an annualized rate of 0.221% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2012, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

During the period September 1, 2011, through December 31, 2011, only Class A and B shares were subject to the shareholder services agreement with AFS. During this period, AFS and other third parties were compensated for providing transfer agent services to Class C, F, 529 and R shares through the fees paid by the fund to CRMC under the fund’s administrative services agreement with CRMC as described in the administrative services section below; CRMC paid for any transfer agent services expenses in excess of 0.10% of the respective average daily net assets of each of such share classes.

Effective January 1, 2012, the shareholder services agreement with AFS was modified to include Class C, F, 529 and R shares and payment for transfer agent services for such classes under the administrative services agreement terminated. Under this structure, transfer agent services expenses for some classes may exceed 0.10% of average daily net assets, resulting in an increase in expenses paid by some share classes.

For the year ended August 31, 2012, the total transfer agent services fee paid under these agreements was $11,150,000, of which $10,510,000 was paid by the fund to AFS and $640,000 was paid by the fund to CRMC through its administrative services agreement with the fund. Amounts paid to CRMC by the fund were then paid by CRMC to AFS and other third parties.

Administrative services – The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

During the period September 1, 2011, through December 31, 2011, the agreement applied only to Class C, F, 529 and R shares. The agreement also required CRMC to arrange for the provision of transfer agent services for such share classes, which paid CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) of their respective average daily net assets. During this period, up to 0.05% of these fees were used to compensate CRMC for performing administrative services; all other amounts paid under this agreement were used to compensate AFS and other third parties for transfer agent services.

Effective January 1, 2012, the administrative services agreement with CRMC was modified to include Class A shares. Under the revised agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets to CRMC for administrative services. Fees for transfer agent services are no longer included as part of the administrative services fee paid by the fund to CRMC.

For the year ended August 31, 2012, total fees paid to CRMC for performing administrative services were $1,705,000.

529 plan services – Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the year ended August 31, 2012, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$16,556	$8,079	$451	Not applicable
Class B	773	91	Not applicable	Not applicable
Class C	3,225	377	158	Not applicable
Class F-1	1,383	811	214	Not applicable
Class F-2	Not applicable	214	142	Not applicable
Class 529-A	831	330	184	$368
Class 529-B	107	11	5	11
Class 529-C	997	97	50	100
Class 529-E	91	11	9	18
Class 529-F-1	-	64	36	71
Class R-1	162	17	9	Not applicable
Class R-2	1,193	594	83	Not applicable
Class R-3	847	306	91	Not applicable
Class R-4	319	122	67	Not applicable
Class R-5	Not applicable	25	23	Not applicable
Class R-6	Not applicable	1	183	Not applicable
Total class-specific expenses	$26,484	$11,150	$1,705	$568

Trustees’ deferred compensation – Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $82,000, shown on the accompanying financial statements, includes $73,000 in current fees (either paid in cash or deferred) and a net increase of $9,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

8.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2012
Class A	$1,771,493	129,618	$121,420	8,882	$(1,512,452)	(110,631)	$380,461	27,869
Class B	16,440	1,204	871	64	(51,619)	(3,778)	(34,308)	(2,510)
Class C	81,607	5,974	3,373	247	(127,763)	(9,343)	(42,783)	(3,122)
Class F-1	213,935	15,651	9,999	731	(194,318)	(14,232)	29,616	2,150
Class F-2	125,625	9,188	4,946	362	(125,993)	(9,192)	4,578	358
Class 529-A	122,332	8,950	6,572	480	(65,217)	(4,766)	63,687	4,664
Class 529-B	3,072	225	108	8	(7,765)	(568)	(4,585)	(335)
Class 529-C	32,397	2,371	1,014	74	(22,844)	(1,669)	10,567	776
Class 529-E	7,232	529	279	21	(3,531)	(258)	3,980	292
Class 529-F-1	20,993	1,535	1,432	105	(11,007)	(805)	11,418	835
Class R-1	6,856	502	176	13	(5,210)	(381)	1,822	134
Class R-2	56,582	4,140	1,775	130	(57,499)	(4,207)	858	63
Class R-3	73,596	5,384	2,578	189	(71,877)	(5,258)	4,297	315
Class R-4	60,043	4,391	2,366	173	(49,120)	(3,591)	13,289	973
Class R-5	18,745	1,371	991	72	(16,765)	(1,227)	2,971	216
Class R-6	128,778	9,398	8,064	590	(32,081)	(2,345)	104,761	7,643
Total net increase (decrease)	$2,739,726	200,431	$165,964	12,141	$(2,355,061)	(172,251)	$550,629	40,321

Year ended August 31, 2011
Class A	$1,816,813	134,146	$136,429	10,090	$(2,236,818)	(165,567)	$(283,576)	(21,331)
Class B	22,956	1,693	1,869	138	(103,378)	(7,651)	(78,553)	(5,820)
Class C	83,165	6,137	4,831	357	(165,838)	(12,264)	(77,842)	(5,770)
Class F-1	245,383	18,144	11,591	857	(280,901)	(20,764)	(23,927)	(1,763)
Class F-2	105,463	7,800	4,231	313	(83,920)	(6,189)	25,774	1,924
Class 529-A	106,332	7,861	6,616	490	(66,852)	(4,947)	46,096	3,404
Class 529-B	3,224	238	245	18	(14,114)	(1,044)	(10,645)	(788)
Class 529-C	25,325	1,875	1,292	95	(31,488)	(2,333)	(4,871)	(363)
Class 529-E	4,923	364	283	21	(3,739)	(277)	1,467	108
Class 529-F-1	23,122	1,712	1,456	108	(12,822)	(949)	11,756	871
Class R-1	7,554	557	208	16	(11,176)	(824)	(3,414)	(251)
Class R-2	57,322	4,238	2,374	176	(73,202)	(5,419)	(13,506)	(1,005)
Class R-3	70,188	5,190	3,149	233	(77,115)	(5,709)	(3,778)	(286)
Class R-4	50,267	3,720	2,629	194	(53,291)	(3,949)	(395)	(35)
Class R-5	22,977	1,699	1,082	80	(22,889)	(1,688)	1,170	91
Class R-6	79,405	5,872	8,557	633	(64,183)	(4,762)	23,779	1,743
Total net increase (decrease)	$2,724,419	201,246	$186,842	13,819	$(3,301,726)	(244,336)	$(390,465)	(29,271)

*Includes exchanges between share classes of the fund.

9.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $9,703,479,000 and $9,119,074,000, respectively, during the year ended August 31, 2012.

Financial highlights

		Income from investment operations(1)
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return(2) (3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(3)	Ratio of net income to average net assets(3)
Class A:
Year ended 8/31/2012	$13.66	$.24	$.15	$.39	$(.26)	$13.79	2.86%	$6,884	.61%	.61%	1.76%
Year ended 8/31/2011	13.65	.30	.02	.32	(.31)	13.66	2.36	6,436	.60	.60	2.18
Year ended 8/31/2010	13.10	.33	.56	.89	(.34)	13.65	6.91	6,723	.62	.62	2.51
Year ended 8/31/2009	13.02	.45	.09	.54	(.46)	13.10	4.27	5,304	.69	.68	3.46
Year ended 8/31/2008	13.40	.57	(.37)	.20	(.58)	13.02	1.50	3,820	.70	.67	4.32
Class B:
Year ended 8/31/2012	13.66	.13	.15	.28	(.15)	13.79	2.10	62	1.35	1.35	1.04
Year ended 8/31/2011	13.65	.19	.02	.21	(.20)	13.66	1.60	96	1.36	1.36	1.44
Year ended 8/31/2010	13.10	.23	.56	.79	(.24)	13.65	6.12	175	1.36	1.36	1.78
Year ended 8/31/2009	13.02	.35	.09	.44	(.36)	13.10	3.51	207	1.42	1.41	2.79
Year ended 8/31/2008	13.40	.48	(.37)	.11	(.49)	13.02	.76	207	1.43	1.40	3.61
Class C:
Year ended 8/31/2012	13.66	.13	.15	.28	(.15)	13.79	2.05	296	1.40	1.40	.98
Year ended 8/31/2011	13.65	.19	.02	.21	(.20)	13.66	1.55	335	1.41	1.41	1.39
Year ended 8/31/2010	13.10	.23	.56	.79	(.24)	13.65	6.07	414	1.41	1.41	1.72
Year ended 8/31/2009	13.02	.35	.09	.44	(.36)	13.10	3.47	342	1.46	1.46	2.69
Year ended 8/31/2008	13.40	.47	(.37)	.10	(.48)	13.02	.71	248	1.48	1.45	3.56
Class F-1:
Year ended 8/31/2012	13.66	.23	.15	.38	(.25)	13.79	2.80	585	.67	.67	1.70
Year ended 8/31/2011	13.65	.29	.02	.31	(.30)	13.66	2.31	550	.65	.65	2.13
Year ended 8/31/2010	13.10	.33	.56	.89	(.34)	13.65	6.86	573	.67	.67	2.45
Year ended 8/31/2009	13.02	.44	.09	.53	(.45)	13.10	4.24	479	.71	.70	3.49
Year ended 8/31/2008	13.40	.57	(.37)	.20	(.58)	13.02	1.49	518	.71	.68	4.31
Class F-2:
Year ended 8/31/2012	13.66	.27	.15	.42	(.29)	13.79	3.13	290	.35	.35	2.01
Year ended 8/31/2011	13.65	.33	.02	.35	(.34)	13.66	2.63	282	.34	.34	2.44
Year ended 8/31/2010	13.10	.37	.56	.93	(.38)	13.65	7.21	256	.34	.34	2.79
Year ended 8/31/2009	13.02	.48	.09	.57	(.49)	13.10	4.54	245	.38	.38	3.23
Period from 8/8/2008 to 8/31/2008(4)	13.03	.03	(.01)	.02	(.03)	13.02	.19	4	.03	.03	.27
Class 529-A:
Year ended 8/31/2012	13.66	.22	.15	.37	(.24)	13.79	2.76	398	.70	.70	1.66
Year ended 8/31/2011	13.65	.29	.02	.31	(.30)	13.66	2.29	331	.68	.68	2.11
Year ended 8/31/2010	13.10	.32	.56	.88	(.33)	13.65	6.83	284	.69	.69	2.43
Year ended 8/31/2009	13.02	.44	.09	.53	(.45)	13.10	4.21	200	.74	.73	3.42
Year ended 8/31/2008	13.40	.57	(.37)	.20	(.58)	13.02	1.44	152	.76	.73	4.27
Class 529-B:
Year ended 8/31/2012	13.66	.12	.15	.27	(.14)	13.79	1.96	9	1.48	1.48	.90
Year ended 8/31/2011	13.65	.18	.02	.20	(.19)	13.66	1.48	13	1.47	1.47	1.32
Year ended 8/31/2010	13.10	.22	.56	.78	(.23)	13.65	6.00	24	1.48	1.48	1.65
Year ended 8/31/2009	13.02	.34	.09	.43	(.35)	13.10	3.39	23	1.54	1.53	2.65
Year ended 8/31/2008	13.40	.46	(.37)	.09	(.47)	13.02	.64	21	1.55	1.52	3.48
Class 529-C:
Year ended 8/31/2012	13.66	.12	.15	.27	(.14)	13.79	1.97	104	1.47	1.47	.89
Year ended 8/31/2011	13.65	.18	.02	.20	(.19)	13.66	1.49	92	1.46	1.46	1.32
Year ended 8/31/2010	13.10	.22	.56	.78	(.23)	13.65	6.01	97	1.47	1.47	1.65
Year ended 8/31/2009	13.02	.34	.09	.43	(.35)	13.10	3.40	72	1.53	1.52	2.66
Year ended 8/31/2008	13.40	.46	(.37)	.09	(.47)	13.02	.64	65	1.55	1.52	3.49
Class 529-E:
Year ended 8/31/2012	13.66	.19	.15	.34	(.21)	13.79	2.51	20	.94	.94	1.42
Year ended 8/31/2011	13.65	.25	.02	.27	(.26)	13.66	2.00	16	.96	.96	1.83
Year ended 8/31/2010	13.10	.29	.56	.85	(.30)	13.65	6.54	14	.97	.97	2.16
Year ended 8/31/2009	13.02	.40	.09	.49	(.41)	13.10	3.92	11	1.02	1.01	3.14
Year ended 8/31/2008	13.40	.53	(.37)	.16	(.54)	13.02	1.16	9	1.04	1.01	3.99

Class 529-F-1:
Year ended 8/31/2012	$13.66	$.25	$.15	$.40	$(.27)	$13.79	3.00%	$78	.47%	.47%	1.89%
Year ended 8/31/2011	13.65	.32	.02	.34	(.33)	13.66	2.50	66	.46	.46	2.32
Year ended 8/31/2010	13.10	.35	.56	.91	(.36)	13.65	7.07	54	.47	.47	2.65
Year ended 8/31/2009	13.02	.47	.09	.56	(.48)	13.10	4.44	37	.52	.52	3.63
Year ended 8/31/2008	13.40	.60	(.37)	.23	(.61)	13.02	1.67	27	.54	.51	4.49
Class R-1:
Year ended 8/31/2012	13.66	.13	.15	.28	(.15)	13.79	2.05	17	1.39	1.39	.97
Year ended 8/31/2011	13.65	.19	.02	.21	(.20)	13.66	1.54	15	1.41	1.41	1.37
Year ended 8/31/2010	13.10	.23	.56	.79	(.24)	13.65	6.06	19	1.42	1.42	1.69
Year ended 8/31/2009	13.02	.35	.09	.44	(.36)	13.10	3.45	10	1.47	1.46	2.65
Year ended 8/31/2008	13.40	.47	(.37)	.10	(.48)	13.02	.69	7	1.50	1.47	3.53
Class R-2:
Year ended 8/31/2012	13.66	.13	.15	.28	(.15)	13.79	2.06	164	1.39	1.39	.98
Year ended 8/31/2011	13.65	.19	.02	.21	(.20)	13.66	1.55	161	1.41	1.40	1.38
Year ended 8/31/2010	13.10	.23	.56	.79	(.24)	13.65	6.06	175	1.45	1.42	1.71
Year ended 8/31/2009	13.02	.35	.09	.44	(.36)	13.10	3.47	146	1.53	1.45	2.72
Year ended 8/31/2008	13.40	.47	(.37)	.10	(.48)	13.02	.72	128	1.56	1.44	3.56
Class R-3:
Year ended 8/31/2012	13.66	.19	.15	.34	(.21)	13.79	2.49	175	.96	.96	1.41
Year ended 8/31/2011	13.65	.25	.02	.27	(.26)	13.66	1.99	169	.97	.97	1.81
Year ended 8/31/2010	13.10	.28	.56	.84	(.29)	13.65	6.52	172	.99	.99	2.14
Year ended 8/31/2009	13.02	.40	.09	.49	(.41)	13.10	3.90	153	1.04	1.03	3.14
Year ended 8/31/2008	13.40	.53	(.37)	.16	(.54)	13.02	1.15	133	1.04	1.01	3.99
Class R-4:
Year ended 8/31/2012	13.66	.23	.15	.38	(.25)	13.79	2.83	135	.63	.63	1.74
Year ended 8/31/2011	13.65	.29	.02	.31	(.30)	13.66	2.32	120	.65	.65	2.14
Year ended 8/31/2010	13.10	.33	.56	.89	(.34)	13.65	6.87	121	.65	.65	2.46
Year ended 8/31/2009	13.02	.44	.09	.53	(.45)	13.10	4.25	79	.70	.69	3.47
Year ended 8/31/2008	13.40	.57	(.37)	.20	(.58)	13.02	1.48	61	.72	.69	4.30
Class R-5:
Year ended 8/31/2012	13.66	.27	.15	.42	(.29)	13.79	3.13	50	.34	.34	2.03
Year ended 8/31/2011	13.65	.33	.02	.35	(.34)	13.66	2.62	47	.35	.35	2.44
Year ended 8/31/2010	13.10	.37	.56	.93	(.38)	13.65	7.18	45	.36	.36	2.76
Year ended 8/31/2009	13.02	.48	.09	.57	(.49)	13.10	4.56	35	.39	.39	3.76
Year ended 8/31/2008	13.40	.61	(.37)	.24	(.62)	13.02	1.79	76	.41	.38	4.62
Class R-6:
Year ended 8/31/2012	13.66	.28	.15	.43	(.30)	13.79	3.19	447	.28	.28	2.08
Year ended 8/31/2011	13.65	.34	.02	.36	(.35)	13.66	2.68	339	.30	.30	2.49
Year ended 8/31/2010	13.10	.37	.56	.93	(.38)	13.65	7.24	315	.31	.31	2.77
Period from 5/1/2009 to 8/31/2009(4)	12.79	.14	.31	.45	(.14)	13.10	3.56	21	.12	.12	1.08

	Year ended August 31
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	146%	80%	43%	87%	80%

(1)Based on average shares outstanding.
(2)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(4)Based on operations for the period shown and, accordingly, is not representative of a full year.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of Intermediate Bond Fund of America (the “Fund”), including the summary investment portfolio, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 12, 2012

Expense example
        unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2012, through August 31, 2012).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2012	Ending account value 8/31/2012	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,016.37	$3.14	.62%
Class A -- assumed 5% return	1,000.00	1,022.02	3.15	.62
Class B -- actual return	1,000.00	1,012.65	6.83	1.35
Class B -- assumed 5% return	1,000.00	1,018.35	6.85	1.35
Class C -- actual return	1,000.00	1,012.41	7.08	1.40
Class C -- assumed 5% return	1,000.00	1,018.10	7.10	1.40
Class F-1 -- actual return	1,000.00	1,016.01	3.50	.69
Class F-1 -- assumed 5% return	1,000.00	1,021.67	3.51	.69
Class F-2 -- actual return	1,000.00	1,017.60	1.88	.37
Class F-2 -- assumed 5% return	1,000.00	1,023.28	1.88	.37
Class 529-A -- actual return	1,000.00	1,015.94	3.55	.70
Class 529-A -- assumed 5% return	1,000.00	1,021.62	3.56	.70
Class 529-B -- actual return	1,000.00	1,012.01	7.49	1.48
Class 529-B -- assumed 5% return	1,000.00	1,017.70	7.51	1.48
Class 529-C -- actual return	1,000.00	1,012.04	7.43	1.47
Class 529-C -- assumed 5% return	1,000.00	1,017.75	7.46	1.47
Class 529-E -- actual return	1,000.00	1,014.70	4.76	.94
Class 529-E -- assumed 5% return	1,000.00	1,020.41	4.77	.94
Class 529-F-1 -- actual return	1,000.00	1,017.10	2.38	.47
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.77	2.39	.47
Class R-1 -- actual return	1,000.00	1,012.45	7.03	1.39
Class R-1 -- assumed 5% return	1,000.00	1,018.15	7.05	1.39
Class R-2 -- actual return	1,000.00	1,012.43	7.08	1.40
Class R-2 -- assumed 5% return	1,000.00	1,018.10	7.10	1.40
Class R-3 -- actual return	1,000.00	1,014.63	4.86	.96
Class R-3 -- assumed 5% return	1,000.00	1,020.31	4.88	.96
Class R-4 -- actual return	1,000.00	1,016.30	3.19	.63
Class R-4 -- assumed 5% return	1,000.00	1,021.97	3.20	.63
Class R-5 -- actual return	1,000.00	1,017.79	1.72	.34
Class R-5 -- assumed 5% return	1,000.00	1,023.43	1.73	.34
Class R-6 -- actual return	1,000.00	1,018.06	1.42	.28
Class R-6 -- assumed 5% return	1,000.00	1,023.73	1.42	.28

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

Tax information
                                                                                                                  unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2012:

U.S. government income that may be exempt from state taxation	$56,588,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through March 31, 2013. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objectives of providing current income while preserving capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of trustees and other officers

“Independent” trustees1
	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

William H. Baribault, 67	2010	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)

James G. Ellis, 65	2006	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Leonard R. Fuller, 66	1994	President and CEO, Fuller Consulting (financial
		management consulting firm)

W. Scott Hedrick, 67	2010	Founding General Partner, InterWest Partners
		(venture capital firm)

R. Clark Hooper, 66	2005	Private investor
Chairman of the Board
(Independent and Non-Executive)

Merit E. Janow, 54	2010	Professor, Columbia University, School of
		International and Public Affairs; former Member,
		World Trade Organization Appellate Body

Laurel B. Mitchell, Ph.D., 57	2010	Clinical Professor and Director, Accounting Program,
		University of Redlands

Frank M. Sanchez, 69	1999	Principal, The Sanchez Family Corporation dba
		McDonald’s Restaurants (McDonald’s licensee)

Margaret Spellings, 54	2010	President and CEO, Margaret Spellings & Company
		(public policy and strategic consulting); President,
		U.S. Forum for Policy Innovation and Senior Advisor
		to the President and CEO, U.S. Chamber of
		Commerce; former United States Secretary of
		Education, United States Department of Education

Steadman Upham, Ph.D., 63	2007	President and University Professor, The University
		of Tulsa

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

William H. Baribault, 67	58	None

James G. Ellis, 65	62	Quiksilver, Inc.

Leonard R. Fuller, 66	62	None

W. Scott Hedrick, 67	58	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 66	64	JPMorgan Value Opportunities Fund, Inc.;
Chairman of the Board		The Swiss Helvetia Fund, Inc.
(Independent and Non-Executive)

Merit E. Janow, 54	61	The NASDAQ Stock Market LLC;
		Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., 57	58	None

Frank M. Sanchez, 69	58	None

Margaret Spellings, 54	61	None

Steadman Upham, Ph.D., 63	61	None

Lee A. Ault III, a trustee of the fund since 2010, and Martin Fenton, a trustee of the fund since 1989, have retired from the board. The trustees thank Mr. Ault and Mr. Fenton for their dedication and service to the fund.

“Interested” trustee5,6
Year first
elected a
	trustee or	Principal occupation(s) during past five years
Name, age and	officer of	and positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

John H. Smet, 56	1993	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Director,
The Capital Group Companies, Inc.7

“Interested” trustee5,6
Number of
portfolios in
fund complex3
Name, age and	overseen
position with fund	by trustee	Other directorships4 held by trustee

John H. Smet, 56	17	None
President

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 28 for footnotes.

Other officers6
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Mark A. Brett, 54	2010	Vice President — Fixed Income, Capital Research
Senior Vice President		Company;7 Vice President, Capital International
		Research, Inc.;7 Senior Vice President, Capital
		International Limited;7 Director, Capital Strategy
		Research, Inc.7

David A. Hoag, 47	2004	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Vice
		President, Capital Guardian Trust Company7

Kristine M. Nishiyama, 42	2003	Senior Vice President and Senior Counsel — Fund
Senior Vice President		Business Management Group, Capital Research and
		Management Company; Vice President and Senior
		Counsel, Capital Bank and Trust Company7

Courtney R. Taylor, 37	2006	Assistant Vice President — Fund Business
Secretary		Management Group, Capital Research and
		Management Company

Karl C. Grauman, 44	2012	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Steven I. Koszalka, 48	2010	Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Dori Laskin, 61	2010	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Ari M. Vinocor, 37	2007	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
7Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2012, portfolio of Intermediate Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Intermediate Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Intermediate Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

1As of 12/31/11.
2Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Capital Income Builder®
The Income Fund of America®

•Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM

•Bond funds
American Funds Mortgage Fund®
American High-Income Trust®
The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of America®
U.S. Government Securities Fund®

•Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond Fund®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM

•American Funds Target Date Retirement Series®

•American Funds College Target Date SeriesSM

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit No. MFGEAR-923-1012P

Litho in USA KBDA/UNL/8059-S33524

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	$89,000
2012	$108,000

b) Audit-Related Fees:
2011	$4,000
2012	$3,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$7,000
2012	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2011	None
2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	$984,000
2012	$1,151,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$17,000
2012	$59,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$2,000
2012	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,604,000 for fiscal year 2011 and $1,725,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Intermediate Bond Fund of America®
Investment portfolio

August 31, 2012

Bonds & notes — 97.98%	Principal amount (000)	Value (000)

U.S. TREASURY BONDS & NOTES — 38.11%
U.S. Treasury 1.375% 2012	$25,000	$25,062
U.S. Treasury 4.25% 2012	78,500	78,727
U.S. Treasury 1.875% 20131	62,475	64,355
U.S. Treasury 2.75% 2013	25,000	25,319
U.S. Treasury 3.125% 2013	209,000	215,065
U.S. Treasury 3.625% 2013	52,750	54,015
U.S. Treasury 4.25% 2013	121,680	126,362
U.S. Treasury 1.875% 2014	35,000	35,865
U.S. Treasury 2.25% 2014	166,000	171,840
U.S. Treasury 2.00% 20141	13,227	13,811
U.S. Treasury 2.625% 2014	188,250	196,829
U.S. Treasury 0.25% 2015	426,700	426,551
U.S. Treasury 1.25% 2015	25,000	25,722
U.S. Treasury 1.75% 2015	100,000	104,213
U.S. Treasury 1.625% 20151	1,172	1,257
U.S. Treasury 2.25% 2015	58,000	60,808
U.S. Treasury 4.125% 2015	50,000	55,165
U.S. Treasury 4.25% 2015	50,000	55,777
U.S. Treasury 0.125% 20161	8,837	9,337
U.S. Treasury 1.00% 2016	25,000	25,565
U.S. Treasury 1.50% 2016	12,600	13,129
U.S. Treasury 1.75% 2016	26,000	27,310
U.S. Treasury 2.00% 2016	79,250	83,692
U.S. Treasury 2.00% 2016	70,000	74,124
U.S. Treasury 2.375% 2016	50,000	53,554
U.S. Treasury 2.625% 2016	20,000	21,578
U.S. Treasury 3.00% 2016	20,000	22,067
U.S. Treasury 4.50% 2016	47,500	54,259
U.S. Treasury 5.125% 2016	96,500	113,278
U.S. Treasury 7.50% 2016	40,000	51,683
U.S. Treasury 0.125% 20171	10,104	10,844
U.S. Treasury 0.75% 2017	29,000	29,250
U.S. Treasury 0.875% 2017	186,750	189,607
U.S. Treasury 1.00% 2017	152,500	155,753
U.S. Treasury 2.50% 2017	120,250	131,247
U.S. Treasury 4.25% 2017	50,000	59,217
U.S. Treasury 4.50% 2017	20,000	23,661
U.S. Treasury 4.625% 2017	115,000	135,866
U.S. Treasury 8.75% 2017	25,000	34,506
U.S. Treasury 3.50% 2018	60,000	69,028
U.S. Treasury 4.00% 2018	10,000	11,900
U.S. Treasury 1.125% 2019	30,000	30,342
U.S. Treasury 2.625% 2020	30,000	33,272
U.S. Treasury 3.50% 2020	35,000	41,171
U.S. Treasury 8.75% 2020	15,000	23,529
U.S. Treasury 2.00% 2021	25,000	26,242
U.S. Treasury 2.125% 2021	93,500	99,433
U.S. Treasury 3.625% 2021	5,000	5,948
U.S. Treasury 8.00% 2021	20,000	31,543
U.S. Treasury 0.125% 20221	14,702	15,910
U.S. Treasury 1.75% 2022	82,000	83,734
U.S. Treasury 2.00% 2022	77,250	80,860
U.S. Treasury 6.25% 2023	25,000	36,611
U.S. Treasury 7.125% 2023	15,000	23,092
U.S. Treasury 7.625% 2025	20,000	33,030
		3,701,915

MORTGAGE-BACKED OBLIGATIONS — 27.63%
FEDERAL AGENCY MORTGAGE-BACKED OBLIGATIONS2 — 25.77%
Fannie Mae 7.00% 2015	262	278
Fannie Mae 7.00% 2016	201	215
Fannie Mae 11.50% 2019	33	35
Fannie Mae 4.00% 2024	3,513	3,761
Fannie Mae 6.00% 2024	1,348	1,503
Fannie Mae 3.50% 2025	22,541	23,991
Fannie Mae 3.50% 2025	18,162	19,330
Fannie Mae 3.50% 2025	12,988	13,823
Fannie Mae 3.50% 2025	12,908	13,739
Fannie Mae 3.50% 2025	10,248	10,907
Fannie Mae 3.50% 2025	10,079	10,727
Fannie Mae 3.50% 2025	7,367	7,841
Fannie Mae 3.50% 2025	5,827	6,202
Fannie Mae 3.50% 2026	47,200	50,236
Fannie Mae 3.50% 2026	35,410	37,688
Fannie Mae 3.50% 2026	31,375	33,393
Fannie Mae 3.50% 2026	26,247	27,936
Fannie Mae 3.50% 2026	11,902	12,668
Fannie Mae 3.50% 2026	6,906	7,347
Fannie Mae 3.50% 2026	3,523	3,750
Fannie Mae 3.50% 2026	3,457	3,679
Fannie Mae 3.50% 2026	1,758	1,870
Fannie Mae 3.50% 2026	1,315	1,400
Fannie Mae 3.50% 2026	394	419
Fannie Mae 3.50% 2026	368	397
Fannie Mae 3.50% 2026	329	350
Fannie Mae 3.50% 2026	83	89
Fannie Mae 6.00% 2026	989	1,104
Fannie Mae 9.035% 20263	295	338
Fannie Mae 3.00% 2027	324,900	342,820
Fannie Mae 3.00% 2027	107,927	114,087
Fannie Mae 3.00% 2027	73,125	77,630
Fannie Mae 3.00% 2027	48,276	51,031
Fannie Mae 3.00% 2027	36,433	38,512
Fannie Mae 3.00% 2027	36,213	38,280
Fannie Mae 3.00% 2027	28,153	29,746
Fannie Mae 3.50% 2027	249,000	264,796
Fannie Mae 4.00% 2027	44,000	47,094
Fannie Mae 5.50% 2028	710	781
Fannie Mae 6.00% 2028	2,831	3,115
Fannie Mae 6.00% 2028	976	1,076
Fannie Mae 6.00% 2028	901	991
Fannie Mae 6.50% 2034	2,850	3,217
Fannie Mae 5.00% 2035	2,152	2,361
Fannie Mae 5.00% 2036	31,871	34,973
Fannie Mae 5.00% 2036	14,616	16,022
Fannie Mae 5.50% 2036	2,153	2,366
Fannie Mae 2.703% 20373	7,144	7,693
Fannie Mae 2.873% 20373	4,187	4,512
Fannie Mae 5.164% 20373	1,609	1,707
Fannie Mae 6.00% 2037	7,561	8,416
Fannie Mae 7.00% 2037	801	900
Fannie Mae 7.50% 2037	173	197
Fannie Mae 5.00% 2038	13,206	14,517
Fannie Mae 5.36% 20383	720	775
Fannie Mae 5.50% 2038	10,966	12,059
Fannie Mae 5.50% 2038	2,811	3,084
Fannie Mae 5.513% 20383	1,535	1,645
Fannie Mae 6.00% 2038	39,619	43,792
Fannie Mae 6.00% 2038	36,976	40,851
Fannie Mae 6.00% 2038	33,253	36,602
Fannie Mae 6.00% 2038	19,262	21,187
Fannie Mae 6.00% 2038	12,607	13,920
Fannie Mae 6.00% 2038	9,121	10,076
Fannie Mae 6.00% 2038	2,520	2,827
Fannie Mae 3.706% 20393	680	719
Fannie Mae 3.845% 20393	1,018	1,067
Fannie Mae 3.913% 20393	362	380
Fannie Mae 3.955% 20393	5,176	5,476
Fannie Mae 6.00% 2039	1,404	1,545
Fannie Mae 6.50% 2039	1,715	1,925
Fannie Mae 3.243% 20403	14,324	15,104
Fannie Mae 4.00% 2040	22,528	24,698
Fannie Mae 4.00% 2040	19,586	21,032
Fannie Mae 4.00% 2040	19,023	20,427
Fannie Mae 4.17% 20403	6,927	7,394
Fannie Mae 4.408% 20403	18,560	19,845
Fannie Mae 5.50% 2040	4,902	5,429
Fannie Mae 5.50% 2040	4,503	4,942
Fannie Mae 3.169% 20413	8,507	8,960
Fannie Mae 3.494% 20413	7,201	7,620
Fannie Mae 3.50% 2041	10,936	11,699
Fannie Mae 3.574% 20413	13,909	14,741
Fannie Mae 3.585% 20413	3,186	3,378
Fannie Mae 4.00% 2041	71,810	77,112
Fannie Mae 4.50% 2041	16,702	18,165
Fannie Mae 4.50% 2041	440	478
Fannie Mae 5.00% 2041	27,930	31,418
Fannie Mae 5.00% 2041	9,861	11,154
Fannie Mae 5.00% 2041	9,481	10,665
Fannie Mae 5.00% 2041	9,314	10,535
Fannie Mae 5.00% 2041	7,732	8,746
Fannie Mae 5.00% 2041	7,689	8,650
Fannie Mae 5.00% 2041	7,561	8,506
Fannie Mae 5.00% 2041	5,149	5,792
Fannie Mae 5.00% 2041	2,157	2,376
Fannie Mae 5.00% 2041	852	936
Fannie Mae 2.639% 20423	4,989	5,233
Fannie Mae 2.964% 20423	3,991	4,196
Fannie Mae 3.00% 2042	3,750	3,893
Fannie Mae 3.50% 2042	35,000	37,116
Fannie Mae 3.50% 2042	32,332	34,590
Fannie Mae 3.50% 2042	19,905	21,295
Fannie Mae 3.50% 2042	14,866	15,904
Fannie Mae 3.50% 2042	9,970	10,579
Fannie Mae 3.50% 2042	5,767	6,170
Fannie Mae 3.50% 2042	3,149	3,369
Fannie Mae 4.00% 2042	28,969	31,913
Fannie Mae 4.50% 2042	92,825	100,483
Fannie Mae 7.00% 2047	273	305
Fannie Mae 7.00% 2047	73	81
Fannie Mae 3.714% 20503	3,023	3,204
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	17,615	17,707
Fannie Mae, Series 2012-M8, multifamily 1.52% 2019	8,335	8,515
Fannie Mae, Series 2001-4, Class GA, 9.685% 20253	266	310
Fannie Mae, Series 2001-4, Class NA, 11.317% 20253	342	381
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029	800	969
Fannie Mae, Series 2001-20, Class D, 11.013% 20313	49	54
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	3,458	3,581
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036	2,751	2,640
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	11,662	13,004
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	3,709	4,194
Fannie Mae, Series 2006-123, Class BO, principal only, 0% 2037	6,815	6,271
Fannie Mae, Series 2007-114, Class A7, 0.436% 20373	12,500	12,114
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	5,513	6,101
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	186	218
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	148	169
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	772	926
Freddie Mac 5.00% 2023	3,812	4,123
Freddie Mac 5.00% 2023	1,341	1,450
Freddie Mac 5.00% 2024	844	915
Freddie Mac 4.00% 2026	13,162	14,029
Freddie Mac 6.00% 2026	287	314
Freddie Mac 6.00% 2026	111	121
Freddie Mac 6.50% 2027	2,059	2,321
Freddie Mac 5.648% 20373	1,808	1,924
Freddie Mac 6.00% 2037	1,833	2,033
Freddie Mac 6.00% 2037	611	677
Freddie Mac 4.225% 20383	5,553	5,821
Freddie Mac 5.00% 2038	2	2
Freddie Mac 5.411% 20383	1,956	2,103
Freddie Mac 5.50% 2038	2,442	2,671
Freddie Mac 6.50% 2038	4,421	4,959
Freddie Mac 3.596% 20393	2,435	2,580
Freddie Mac 3.471% 20413	3,855	4,063
Freddie Mac 5.00% 2041	28,654	32,080
Freddie Mac 5.00% 2041	9,279	10,389
Freddie Mac 5.00% 2041	6,258	7,049
Freddie Mac 5.00% 2041	4,569	5,147
Freddie Mac 5.00% 2041	1,166	1,313
Freddie Mac, Series 1567, Class A, 0.65% 20233	39	39
Freddie Mac, Series 2626, Class NG, 3.50% 2023	338	348
Freddie Mac, Series T-041, Class 3-A, 6.917% 20323	412	479
Freddie Mac, Series 3061, Class PN, 5.50% 2035	6,950	7,742
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036	5,881	5,596
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036	2,919	2,770
Freddie Mac, Series 3156, Class NG, 6.00% 2036	4,063	4,603
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037	1,103	1,047
Freddie Mac, Series 3271, Class OA, 6.00% 2037	4,600	5,228
Government National Mortgage Assn. 4.50% 2040	43,107	47,783
Government National Mortgage Assn. 2.50% 20423	3,955	4,144
FDIC Structured Sale Guaranteed Notes, Series 2010-L2A, Class A, 3.00% 20194	2,757	2,824
		2,503,760

COMMERCIAL MORTGAGE-BACKED SECURITIES2 — 1.57%
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 20373	12,000	12,443
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 6.07% 20383	25,165	29,147
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039	2,950	3,355
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.465% 20373	1,422	1,455
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A-3, 4.545% 2042	791	791
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4B, 4.996% 20423	1,000	1,074
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 20464	9,450	10,248
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.92% 20493	7,050	8,240
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20374	6,250	6,529
American Tower Trust I, Series 2007-1A, Class B, 5.537% 20374	1,000	1,056
American Tower Trust I, Series 2007-1A, Class C, 5.615% 20374	1,000	1,052
American Tower Trust I, Series 2007-1A, Class D, 5.957% 20374	7,500	7,732
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	348	358
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.469% 20443	13,981	15,706
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045	5,000	5,769
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A-M, 6.061% 20453	6,500	7,213
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A-4, 4.801% 2036	977	985
CS First Boston Mortgage Securities Corp., Series 2004-C2, Class E, 5.736% 20363	2,000	1,879
CS First Boston Mortgage Securities Corp., Series 2003-C3, Class G, 4.617% 20384	2,000	1,866
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 20403	5,725	5,873
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 20464	8,959	9,718
GE Commercial Mortgage Corp., Series 2004-C3, Class B, 5.508% 20393	2,000	2,118
GE Commercial Mortgage Corp., Series 2004-C2, Class B, 4.983% 2040	2,100	2,193
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.486% 20453	2,000	2,025
Crown Castle Towers LLC, Series 2010-1, Class C, 4.523% 20354	6,000	6,308
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% (undated)3	3,000	3,430
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 0.832% 20313,4	14,916	143
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	2,296	2,396
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.383% 20423	165	165
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A-M, 5.895% 20423	1,000	1,129
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A-2, 4.806% 2042	445	461
		152,857

OTHER MORTGAGE-BACKED SECURITIES2 — 0.27%
Compagnie de Financement Foncier 2.125% 20134	11,000	11,093
Bank of Montreal 2.85% 20154	7,500	7,977
Northern Rock PLC 5.625% 20174	3,150	3,551
HBOS Treasury Services PLC 5.25% 20174	1,070	1,213
Royal Bank of Canada 3.125% 20154	1,000	1,066
Bank of Nova Scotia 1.45% 20134	1,000	1,010
		25,910

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED)2 — 0.02%
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	257	277
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	261	274
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	378	396
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	1,062	1,152
Paine Webber CMO, Series O, Class 5, 9.50% 2019	71	79
		2,178

Total mortgage-backed obligations		2,684,705

CORPORATE BONDS & NOTES — 24.80%
FINANCIALS — 7.23%
Bank of America Corp. 4.50% 2015	5,000	5,322
Bank of America Corp., Series L, 3.625% 2016	10,985	11,454
Bank of America Corp. 3.75% 2016	8,620	9,043
Bank of America Corp. 5.75% 2017	5,070	5,676
Bank of America Corp. 5.625% 2020	12,000	13,333
Bank of America Corp. 5.70% 2022	5,000	5,668
Citigroup Inc. 4.587% 2015	16,640	17,916
Citigroup Inc. 6.01% 2015	4,750	5,193
Citigroup Inc. 3.953% 2016	5,535	5,844
Citigroup Inc. 6.125% 2018	2,525	2,932
Citigroup Inc. 8.50% 2019	5,000	6,408
Kimco Realty Corp. 6.00% 2012	1,250	1,264
Pan Pacific Retail Properties, Inc. 6.125% 2013	1,285	1,303
Kimco Realty Corp., Series C, 4.82% 2014	795	840
Kimco Realty Corp., Series C, 4.904% 2015	8,915	9,483
Kimco Realty Corp., Series C, 5.783% 2016	9,500	10,663
Kimco Realty Corp. 5.70% 2017	5,500	6,313
Kimco Realty Corp. 6.875% 2019	2,000	2,463
Goldman Sachs Group, Inc. 3.625% 2016	15,625	16,214
Goldman Sachs Group, Inc. 5.25% 2021	3,560	3,795
Goldman Sachs Group, Inc. 5.75% 2022	11,100	12,279
Westfield Group 5.40% 20124	7,500	7,523
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20144	5,000	5,355
Westfield Group 7.50% 20144	750	822
Westfield Group 5.75% 20154	10,000	10,964
Westfield Group 5.70% 20164	1,250	1,411
Westfield Group 7.125% 20184	1,000	1,200
WEA Finance LLC 4.625% 20214	2,510	2,734
Prologis, Inc. 7.625% 2014	10,750	11,841
Prologis, Inc. 5.625% 2016	6,260	6,992
Prologis, Inc. 6.625% 2018	3,000	3,556
Prologis, Inc. 6.875% 2020	5,000	6,021
Simon Property Group, LP 6.75% 2014	5,655	6,119
Simon Property Group, LP 4.20% 2015	9,430	10,063
Simon Property Group, LP 6.10% 2016	7,000	8,062
Simon Property Group, LP 5.875% 2017	2,500	2,948
Simon Property Group, LP 10.35% 2019	750	1,075
MetLife Global Funding I 5.125% 20134	15,250	15,664
MetLife Global Funding I 2.50% 20154	12,000	12,480
Nordea Bank, Series 2, 3.70% 20144	18,000	18,875
Nordea Bank AB 3.125% 20174	5,000	5,203
Monumental Global Funding 5.50% 20134	4,500	4,609
Monumental Global Funding III 0.655% 20143,4	9,140	9,016
Monumental Global Funding III 5.25% 20144	8,500	8,992
JPMorgan Chase & Co. 4.75% 2013	6,000	6,162
JPMorgan Chase & Co. 3.40% 2015	6,000	6,352
JPMorgan Chase & Co. 4.35% 2021	4,500	4,944
JPMorgan Chase & Co. 4.625% 2021	3,500	3,924
Bank of New York Mellon Corp., Series G, 4.95% 2012	13,500	13,596
Bank of New York Mellon Corp., Series G, 2.50% 2016	7,000	7,349
Toyota Motor Credit Corp. 1.375% 2013	7,000	7,073
Toyota Motor Credit Corp. 0.875% 2015	7,500	7,550
Toyota Motor Credit Corp. 1.75% 2017	5,000	5,159
Morgan Stanley, Series F, 2.875% 2014	7,250	7,321
Morgan Stanley, Series F, 6.00% 2015	3,635	3,875
Morgan Stanley 3.80% 2016	8,325	8,379
UBS AG 2.25% 2014	7,000	7,101
UBS AG 4.875% 2020	11,000	12,296
New York Life Global Funding 5.25% 20124	9,000	9,050
New York Life Global Funding 4.65% 20134	9,000	9,258
Royal Bank of Scotland PLC 3.40% 2013	5,575	5,669
Royal Bank of Scotland PLC 3.95% 2015	7,000	7,353
Royal Bank of Scotland Group PLC 4.375% 2016	5,000	5,275
Jackson National Life Global 5.375% 20134	17,565	18,083
Australia & New Zealand Banking Group Ltd. 2.125% 20144	10,000	10,123
ANZ National (International) Ltd. 3.125% 20154	7,000	7,311
Barclays Bank PLC 5.45% 2012	4,000	4,006
Barclays Bank PLC 5.20% 2014	4,500	4,772
Barclays Bank PLC 6.05% 20174	4,140	4,410
Barclays Bank PLC 5.125% 2020	3,000	3,247
Westpac Banking Corp. 1.85% 2013	8,000	8,103
Westpac Banking Corp. 3.00% 2015	6,300	6,676
HSBC Finance Corp. 0.705% 20143	2,250	2,231
HSBC Finance Corp. 0.897% 20163	4,400	4,138
HSBC Holdings PLC 4.875% 2020	6,000	6,385
HSBC Holdings PLC 4.00% 2022	1,000	1,075
Northern Trust Corp. 5.50% 2013	6,500	6,815
Northern Trust Corp. 4.625% 2014	2,825	3,017
Northern Trust Corp. 5.85% 20174	2,750	3,239
Standard Chartered PLC 3.20% 20164	8,000	8,282
Standard Chartered Bank 6.40% 20174	4,020	4,517
BNP Paribas 3.60% 2016	7,000	7,333
BNP Paribas 5.00% 2021	5,000	5,397
American International Group, Inc. 3.80% 2017	11,400	12,079
US Bank NA 4.95% 2014	2,550	2,778
US Bancorp., Series T, 1.65% 2017	8,500	8,703
Wells Fargo & Co. 3.676% 2016	7,000	7,622
Wells Fargo & Co., Series I, 3.50% 2022	3,500	3,740
ACE INA Holdings Inc. 2.60% 2015	10,090	10,587
TIAA Global Markets 4.95% 20134	10,000	10,379
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	9,500	9,809
Berkshire Hathaway Inc. 2.20% 2016	8,500	8,955
BB&T Corp., Series C, 1.60% 2017	8,250	8,390
Korea Development Bank 5.30% 2013	2,500	2,536
Korea Development Bank 8.00% 2014	5,350	5,822
Boston Properties, Inc. 3.70% 2018	7,000	7,437
PRICOA Global Funding I 5.30% 20134	5,000	5,229
Société Générale 3.10% 20154	5,000	5,007
ERP Operating LP 5.25% 2014	4,000	4,323
Principal Life Insurance Co. 5.30% 2013	4,000	4,123
Intesa Sanpaolo SpA 2.831% 20143,4	4,125	3,955
American Express Co. 6.15% 2017	2,900	3,524
UniCredito Italiano SpA 6.00% 20174	3,300	2,904
Nationwide Mutual Insurance Co. 5.81% 20243,4	1,630	1,498
Santander Issuances, SA Unipersonal 6.50% 20193,4	800	728
		701,905

CONSUMER STAPLES — 2.97%
Anheuser-Busch InBev NV 0.815% 20143	11,625	11,697
Anheuser-Busch InBev NV 3.625% 2015	7,000	7,534
Anheuser-Busch InBev NV 4.125% 2015	7,500	8,126
Anheuser-Busch InBev NV 1.375% 2017	12,000	12,151
Anheuser-Busch InBev NV 7.75% 2019	5,480	7,380
Coca-Cola Co. 3.625% 2014	10,000	10,500
Coca-Cola Co. 1.50% 2015	10,000	10,307
Coca-Cola Co. 1.80% 2016	6,500	6,769
Coca-Cola Co. 3.15% 2020	6,285	6,864
SABMiller Holdings Inc. 2.45% 20174	25,290	26,455
SABMiller Holdings Inc. 3.75% 20224	3,000	3,262
PepsiCo, Inc. 0.875% 2013	5,000	5,021
PepsiCo, Inc. 3.10% 2015	6,000	6,337
PepsiCo, Inc. 2.50% 2016	16,000	16,907
Wal-Mart Stores, Inc. 4.25% 2013	2,000	2,049
Wal-Mart Stores, Inc. 2.25% 2015	5,000	5,234
Wal-Mart Stores, Inc. 2.875% 2015	7,000	7,426
Wal-Mart Stores, Inc. 2.80% 2016	7,000	7,523
Wal-Mart Stores, Inc. 5.80% 2018	740	923
Procter & Gamble Co. 3.50% 2015	7,500	8,038
Procter & Gamble Co. 1.45% 2016	8,410	8,642
Kraft Foods Inc. 2.625% 2013	3,830	3,881
Kraft Foods Inc. 2.25% 20174	7,725	7,972
Kraft Foods Inc. 3.50% 20224	3,675	3,903
British American Tobacco International Finance PLC 2.125% 20174	7,000	7,108
British American Tobacco International Finance PLC 9.50% 20184	5,910	8,204
Pernod Ricard SA 2.95% 20174	14,500	15,129
Walgreen Co. 4.875% 2013	10,500	10,908
Kroger Co. 7.50% 2014	6,030	6,581
Kroger Co. 6.40% 2017	2,500	3,001
Philip Morris International Inc. 2.90% 2021	8,850	9,282
Tesco PLC 5.50% 20174	6,840	7,982
Unilever Capital Corp. 3.65% 2014	7,500	7,851
General Mills, Inc. 0.787% 20143	7,500	7,529
Kimberly-Clark Corp. 7.50% 2018	4,500	6,044
Altria Group, Inc. 8.50% 2013	4,000	4,363
		288,883

ENERGY — 2.87%
Shell International Finance BV 1.875% 2013	17,000	17,148
Shell International Finance BV 4.00% 2014	25,000	26,373
Shell International Finance BV 3.10% 2015	7,500	8,027
Shell International Finance BV 1.125% 2017	15,000	15,099
StatoilHydro ASA 2.90% 2014	3,110	3,271
StatoilHydro ASA 3.875% 2014	4,750	5,002
Statoil ASA 3.125% 2017	22,000	24,164
Statoil ASA 3.15% 2022	4,000	4,310
Total Capital Canada Ltd. 1.625% 2014	5,000	5,083
Total Capital SA 3.00% 2015	7,000	7,472
Total Capital SA 2.30% 2016	8,000	8,400
Total Capital International 2.875% 2022	11,080	11,659
Kinder Morgan Energy Partners, LP 5.00% 2013	5,000	5,255
Kinder Morgan Energy Partners, LP 5.125% 2014	5,000	5,411
Kinder Morgan Energy Partners, LP 3.50% 2016	7,000	7,499
Kinder Morgan Energy Partners, LP 3.95% 2022	4,000	4,257
Kinder Morgan Energy Partners, LP 4.15% 2022	5,000	5,387
BG Energy Capital PLC 2.50% 20154	7,000	7,343
BG Energy Capital PLC 2.875% 20164	13,270	14,082
Chevron Corp. 3.95% 2014	18,000	18,935
TransCanada PipeLines Ltd. 0.875% 2015	7,000	7,055
TransCanada PipeLines Ltd. 6.50% 2018	5,000	6,252
Husky Energy Inc. 5.90% 2014	6,000	6,521
Husky Energy Inc. 7.25% 2019	3,000	3,833
Enbridge Energy Partners, LP, Series B, 6.50% 2018	4,600	5,555
Enbridge Energy Partners, LP 4.20% 2021	4,000	4,279
Transocean Inc. 5.05% 2016	8,000	8,871
Phillips 66 4.30% 20224	7,685	8,391
Canadian Natural Resources Ltd. 1.45% 2014	5,000	5,077
Enterprise Products Operating LLC 1.25% 2015	5,000	5,039
BP Capital Markets PLC 3.625% 20144	2,000	2,100
BP Capital Markets PLC 3.875% 2015	2,500	2,696
Devon Energy Corp. 1.875% 2017	4,075	4,169
Enbridge Inc. 5.60% 2017	2,500	2,875
Cenovus Energy Inc. 4.50% 2014	2,009	2,154
		279,044

HEALTH CARE — 2.78%
GlaxoSmithKline Capital Inc. 4.85% 2013	12,500	12,894
GlaxoSmithKline Capital PLC 1.50% 2017	24,539	25,066
GlaxoSmithKline Capital Inc. 5.65% 2018	10,000	12,300
GlaxoSmithKline Capital PLC 2.85% 2022	2,591	2,717
Novartis Capital Corp. 1.90% 2013	5,000	5,050
Novartis Capital Corp. 4.125% 2014	17,500	18,405
Novartis Capital Corp. 2.90% 2015	10,000	10,636
Novartis Securities Investment Ltd. 5.125% 2019	6,500	7,855
Roche Holdings Inc. 5.00% 20144	18,734	19,896
Roche Holdings Inc. 6.00% 20194	10,000	12,685
Amgen Inc. 1.875% 2014	5,000	5,127
Amgen Inc. 2.50% 2016	15,850	16,638
Amgen Inc. 2.125% 2017	7,000	7,233
Express Scripts Inc. 6.25% 2014	1,010	1,104
Medco Health Solutions, Inc. 2.75% 2015	4,415	4,622
Express Scripts Inc. 2.65% 20174	5,000	5,201
Express Scripts Inc. 3.90% 20224	7,000	7,630
Pfizer Inc 5.35% 2015	10,000	11,200
Pfizer Inc 6.20% 2019	5,000	6,410
Gilead Sciences, Inc. 2.40% 2014	2,865	2,965
Gilead Sciences, Inc. 3.05% 2016	8,285	8,878
Gilead Sciences, Inc. 4.40% 2021	2,195	2,499
Sanofi 0.771% 20143	10,000	10,061
Schering-Plough Corp. 6.00% 2017	7,945	9,839
UnitedHealth Group Inc. 1.875% 2016	3,650	3,766
UnitedHealth Group Inc. 6.00% 2017	4,750	5,803
WellPoint, Inc. 6.00% 2014	4,400	4,709
WellPoint, Inc. 5.25% 2016	3,000	3,357
AstraZeneca PLC 5.40% 2012	7,000	7,008
Boston Scientific Corp. 6.00% 2020	5,000	5,992
Johnson & Johnson 0.525% 20143	5,000	5,024
DENTSPLY International Inc. 2.75% 2016	3,930	4,052
Cardinal Health, Inc. 1.90% 2017	3,700	3,763
		270,385

INDUSTRIALS — 2.09%
General Electric Co. 5.00% 2013	2,000	2,037
General Electric Capital Corp., Series A, 2.25% 2015	9,500	9,834
General Electric Capital Corp. 2.95% 2016	3,255	3,441
General Electric Capital Corp. 2.30% 2017	14,135	14,609
General Electric Capital Corp., Series A, 5.625% 2017	3,000	3,549
General Electric Capital Corp., Series A, 6.00% 2019	7,000	8,514
General Electric Capital Corp. 4.65% 2021	4,400	5,036
Canadian National Railway Co. 4.95% 2014	17,850	18,931
Canadian National Railway Co. 5.85% 2017	7,000	8,477
Union Pacific Corp. 5.125% 2014	6,125	6,507
Union Pacific Corp. 5.70% 2018	5,900	7,151
Union Pacific Corp. 4.00% 2021	7,000	7,860
Union Pacific Corp. 4.163% 2022	2,694	3,068
United Technologies Corp. 1.80% 2017	12,655	13,099
United Technologies Corp. 3.10% 2022	8,100	8,642
Burlington Northern Santa Fe LLC 7.00% 2014	13,480	14,683
Honeywell International Inc. 3.875% 2014	10,100	10,595
Northrop Grumman Corp. 3.70% 2014	9,500	9,978
Continental Airlines, Inc., Series 2006-1, Class G, FGIC insured, 0.817% 20152,3	9,487	9,298
Norfolk Southern Corp. 5.75% 2016	7,190	8,300
John Deere Capital Corp., Series D, 4.90% 2013	5,000	5,229
Caterpillar Financial Services Corp., Series F, 4.85% 2012	1,000	1,012
Caterpillar Financial Services Corp., Series F, 4.25% 2013	4,000	4,066
BAE Systems Holdings Inc. 4.95% 20144	4,500	4,745
Volvo Treasury AB 5.95% 20154	4,300	4,707
Atlas Copco AB 5.60% 20174	4,000	4,588
Danaher Corp. 2.30% 2016	3,140	3,309
CSX Corp. 5.75% 2013	1,635	1,678
		202,943

UTILITIES — 2.08%
Niagara Mohawk Power 3.553% 20144	11,170	11,752
National Grid PLC 6.30% 2016	10,990	12,707
Iberdrola Finance Ireland 3.80% 20144	15,000	14,967
Scottish Power PLC 5.375% 2015	4,000	4,148
Iberdrola Finance Ireland 5.00% 20194	5,000	4,911
National Rural Utilities Cooperative Finance Corp. 1.125% 2013	6,000	6,050
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	12,000	12,501
National Rural Utilities Cooperative Finance Corp. 1.00% 2015	3,650	3,696
National Rural Utilities Cooperative Finance Corp. 3.875% 2015	500	545
Progress Energy, Inc. 6.05% 2014	16,500	17,757
Duke Energy Indiana, Inc. 3.75% 2020	4,000	4,430
Pacific Gas and Electric Co. 6.25% 2013	12,250	13,077
PG&E Corp. 5.75% 2014	5,000	5,369
Enel Finance International SA 3.875% 20144	15,550	15,827
E.ON International Finance BV 5.80% 20184	13,000	15,672
PSEG Power LLC, Series B, 5.125% 2012	8,343	8,343
PSEG Power LLC 2.75% 2016	5,310	5,545
Consumers Energy Co., First Mortgage Bonds, 5.15% 2017	500	576
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	3,100	3,873
Consumers Energy Co. 2.85% 2022	7,500	7,938
Electricité de France SA 5.50% 20144	10,000	10,590
Teco Finance, Inc. 4.00% 2016	6,000	6,511
Entergy Louisiana, LLC 1.875% 2014	5,000	5,138
MidAmerican Energy Holdings Co. 5.75% 2018	3,600	4,344
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series Q, 5.45% 2013	2,850	2,973
Public Service Co. of Colorado 5.80% 2018	2,250	2,765
		202,005

CONSUMER DISCRETIONARY — 1.76%
Time Warner Cable Inc. 6.20% 2013	12,000	12,553
Time Warner Cable Inc. 7.50% 2014	5,430	5,983
Time Warner Cable Inc. 8.25% 2014	1,000	1,105
Time Warner Cable Inc. 4.00% 2021	5,000	5,487
Time Warner Inc. 4.75% 2021	8,750	10,057
Time Warner Cable Inc. 4.00% 2022	10,000	10,992
Volkswagen International Finance NV 1.625% 20134	5,000	5,047
Volkswagen International Finance NV 1.071% 20143,4	15,000	15,019
Comcast Corp. 5.30% 2014	2,000	2,124
Comcast Corp. 5.85% 2015	3,000	3,455
Comcast Corp. 6.30% 2017	9,000	11,095
Daimler Finance NA LLC 1.95% 20144	7,500	7,592
Daimler Finance NA LLC 1.30% 20154	7,500	7,513
NBCUniversal Media, LLC 2.10% 2014	7,500	7,661
NBCUniversal Media, LLC 2.875% 2016	7,000	7,419
News America Inc. 6.90% 2019	8,500	10,768
Home Depot, Inc. 4.40% 2021	7,500	8,899
Walt Disney Co. 0.875% 2014	7,000	7,074
Omnicom Group Inc. 3.625% 2022	5,355	5,630
McDonald’s Corp., Series I, 4.30% 2013	5,000	5,096
Target Corp. 6.00% 2018	4,055	5,006
CBS Corp. 1.95% 2017	4,800	4,907
Nordstrom, Inc. 6.75% 2014	4,180	4,619
Thomson Reuters Corp. 5.95% 2013	4,130	4,312
Staples, Inc. 9.75% 2014	1,000	1,117
		170,530

TELECOMMUNICATION SERVICES — 1.43%
Verizon Communications Inc. 5.25% 2013	7,200	7,412
Verizon Communications Inc. 7.375% 2013	5,000	5,398
Verizon Communications Inc. 5.55% 2014	11,170	11,913
Verizon Communications Inc. 3.00% 2016	13,000	14,024
AT&T Inc. 2.40% 2016	16,530	17,516
AT&T Inc. 2.95% 2016	8,000	8,622
Vodafone Group PLC 5.00% 2015	5,000	5,607
Vodafone Group PLC 5.375% 2015	12,000	13,282
Deutsche Telekom International Finance BV 4.875% 2014	5,000	5,305
Deutsche Telekom International Finance BV 3.125% 20164	5,500	5,761
Deutsche Telekom International Finance BV 2.25% 20174	5,600	5,731
France Télécom 4.375% 2014	5,000	5,288
France Télécom 2.125% 2015	10,000	10,239
Telecom Italia Capital SA 4.95% 2014	7,225	7,351
Telecom Italia Capital SA 6.175% 2014	6,000	6,195
Telefónica Emisiones, SAU 3.729% 2015	5,000	4,875
Telefónica Emisiones, SAU 3.992% 2016	5,000	4,825
		139,344

MATERIALS — 0.87%
Rio Tinto Finance (USA) Ltd. 2.25% 2016	7,000	7,306
Rio Tinto Finance (USA) Ltd. 2.50% 2016	10,000	10,441
Rio Tinto Finance (USA) Ltd. 1.625% 2017	7,000	7,012
ArcelorMittal 4.00% 20153	13,000	12,879
ArcelorMittal 5.75% 20213	4,000	3,804
Xstrata Canada Financial Corp. 4.95% 20214	8,500	9,063
Newcrest Finance Pty Ltd. 4.45% 20214	7,000	7,279
BHP Billiton Finance (USA) Ltd. 5.50% 2014	5,865	6,323
Ecolab Inc. 3.00% 2016	5,455	5,855
Cliffs Natural Resources Inc. 4.875% 2021	5,000	4,916
Teck Resources Ltd. 4.75% 2022	3,735	4,025
Dow Chemical Co. 4.125% 2021	2,500	2,744
Anglo American Capital PLC 2.15% 20134	2,415	2,432
		84,079

INFORMATION TECHNOLOGY — 0.72%
International Business Machines Corp. 1.95% 2016	9,650	10,089
International Business Machines Corp. 2.00% 2016	7,000	7,314
International Business Machines Corp. 5.70% 2017	5,000	6,132
International Business Machines Corp. 1.875% 2019	10,000	10,220
Cisco Systems, Inc. 0.718% 20143	14,300	14,360
Cisco Systems, Inc. 2.90% 2014	5,500	5,800
Google Inc. 1.25% 2014	5,000	5,086
Hewlett-Packard Co. 0.823% 20143	5,000	4,960
National Semiconductor Corp. 6.60% 2017	2,500	3,124
Xerox Corp. 2.95% 2017	2,500	2,563
		69,648

Total corporate bonds & notes		2,408,766

FEDERAL AGENCY BONDS & NOTES — 4.33%
Freddie Mac 2.125% 2012	25,000	25,028
Freddie Mac 0.375% 2013	55,000	55,112
Freddie Mac 0.75% 2014	20,000	20,212
Freddie Mac 2.50% 2014	11,000	11,410
Freddie Mac 5.00% 2014	10,000	10,890
Freddie Mac 2.50% 2016	45,000	48,336
Freddie Mac 5.50% 2016	2,920	3,471
Freddie Mac 1.00% 2017	16,400	16,608
Freddie Mac 1.00% 2017	10,000	10,126
Fannie Mae 2.625% 2014	9,000	9,476
Fannie Mae 2.75% 2014	20,000	20,771
Fannie Mae 3.00% 2014	8,250	8,709
Fannie Mae 1.625% 2015	30,000	31,163
Fannie Mae 2.375% 2015	25,000	26,477
Fannie Mae 1.25% 2016	10,000	10,275
Fannie Mae 5.375% 2016	2,080	2,467
Federal Home Loan Bank 4.625% 2012	20,000	20,097
Federal Home Loan Bank 2.50% 2014	3,300	3,432
Federal Home Loan Bank 5.50% 2014	5,000	5,513
Federal Home Loan Bank 5.375% 2016	1,420	1,698
Federal Home Loan Bank, Series 2816, 1.00% 2017	11,965	12,134
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 0.435% 20123	25,000	25,014
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	10,000	10,022
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.712% 20123	15,000	15,022
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.125% 2012	10,000	10,057
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 2.625% 2014	5,000	5,194
Federal Agricultural Mortgage Corp. 5.125% 20174	1,070	1,275
CoBank ACB 1.068% 20223,4	935	765
		420,754

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 2.13%
Province of Ontario, Series 1, 1.875% 2012	25,500	25,581
Europe Government Agency-Guaranteed, Dexia Credit Local 2.00% 20134	12,000	11,973
Europe Government Agency-Guaranteed, Dexia Credit Local 2.75% 20144	10,000	10,056
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.50% 20124	5,875	5,910
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.70% 20144	1,045	1,093
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 3.625% 20144	14,000	14,780
Polish Government 5.25% 2014	5,000	5,293
Polish Government 5.00% 2015	8,000	8,920
Polish Government 6.375% 2019	2,825	3,482
United Kingdom Government Agency-Guaranteed, Network Rail Infrastructure Ltd 1.50% 20144	15,000	15,229
France Government Agency-Guaranteed, Société Finance 2.875% 20144	5,440	5,695
France Government Agency-Guaranteed, Société Finance 3.375% 20144	5,900	6,178
Swedish Government 1.00% 20144	10,600	10,743
Finland (Republic of) 1.25% 20154	10,000	10,237
Sweden Government Agency-Guaranteed, Swedbank AB 2.90% 20134	10,000	10,090
Netherlands Government 1.00% 2017	10,000	10,082
European Investment Bank 3.125% 2014	9,250	9,694
Netherlands Government Agency-Guaranteed, ING Bank NV 3.90% 20144	9,000	9,440
Nordic Investment Bank, Series D, 3.625% 2013	9,000	9,241
Chilean Government 3.875% 2020	5,000	5,700
Asian Development Bank 2.75% 2014	5,100	5,304
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	4,250	5,119
United Mexican States Government Global 5.875% 2014	3,500	3,735
Croatian Government 6.75% 2019	2,000	2,165
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 20144	730	770
		206,510

MUNICIPALS — 0.58%
State of New York, Urban Development Corp., Service Contract Revenue Refunding Bonds, Series 2010-B, 5.00% 2014	15,000	15,922
Howard Hughes Medical Institute, Taxable Bonds, 3.45% 2014	10,000	10,602
State of Illinois, General Obligation Bonds, Taxable Series of January 2010, 3.321% 2013	10,000	10,088
State of New Jersey, General Obligation Refunding Bonds, Series H, Assured Guaranty Municipal insured, 5.25% 2015	8,000	9,072
State of Washington, Energy Northwest, Columbia Generating Station Electric Revenue Bonds,
Series 2012-E, 2.197% 2019	5,500	5,629
State of Texas, Board of Regents of the University of Texas System, Revenue Refunding Financing System Taxable Bonds
(Build America Bonds-Direct Payment), Series 2010-D, 2.616% 2015	4,500	4,729
		56,042

ASSET-BACKED OBLIGATIONS2 — 0.40%
Chase Issuance Trust, Series 2008-4, Class A, 4.65% 2015	5,000	5,113
Chase Issuance Trust, Series 2006-8, Class A, 0.30% 20163	10,000	10,002
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-4, 4.40% 2015	7,455	7,542
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-3, 4.35% 2040	4,406	4,494
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 2016	4,250	4,486
World Omni Auto Receivables Trust, Series 2010-A, Class A-4, 2.21% 2015	2,350	2,380
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-2, 4.98% 2015	1,879	1,911
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-1, 4.192% 2020	1,680	1,817
Green Tree Financial Corp., Series 1997-6, Class A-7, 7.14% 2029	642	697
Vanderbilt Mortgage and Finance, Inc., Series 2000-C, Class A-4, 7.905% 2026	158	159
Vanderbilt Mortgage and Finance, Inc., Series 2000-D, Class A-4, 7.715% 2027	333	338
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-3, 4.75% 2021	405	406
		39,345

Total bonds & notes (cost: $9,152,023,000)		9,518,037

Preferred securities — 0.03%	Shares

FINANCIALS — 0.03%
CoBank, ACB, Class E, noncumulative4	4,000	2,471

Total preferred securities (cost: $3,985,000)		2,471

	Principal amount
Short-term securities — 9.64%	(000)

U.S. Treasury Bills 0.095%–0.143% due 9/6/2012–2/21/2013	$176,100	176,069
Freddie Mac 0.11%–0.18% due 10/17/2012–1/16/2013	156,300	156,251
Fannie Mae 0.11%–0.14% due 10/15–12/17/2012	137,000	136,972
Federal Home Loan Bank 0.14%–0.19% due 9/5–12/20/2012	125,500	125,482
General Electric Co. 0.13%–0.16% due 9/4–9/13/2012	45,600	45,599
General Electric Capital Corp. 0.17% due 9/5/2012	20,000	19,999
Wal-Mart Stores, Inc. 0.11% due 9/13/20124	58,800	58,798
Coca-Cola Co. 0.17%–0.22% due 10/9–11/16/20124	45,000	44,986
National Rural Utilities Cooperative Finance Corp. 0.14% due 9/17/2012	40,000	39,997
Variable Funding Capital Company LLC 0.15% due 9/4/20124	30,000	29,999
Regents of the University of California 0.18% due 10/9/2012	29,955	29,949
Chariot Funding, LLC 0.18% due 9/7/20124	25,000	24,999
United Technologies Corp. 0.18% due 9/26/20124	20,000	19,995
NetJets Inc. 0.13% due 9/13/20124	17,000	16,999
Federal Farm Credit Banks 0.15% due 12/7/2012	10,000	9,997

Total short-term securities (cost: $936,068,000)		936,091

Total investment securities (cost: $10,092,076,000)		10,456,599
Other assets less liabilities		(742,857)

Net assets		$9,713,742

1Index-linked bond whose principal amount moves with a government price index.
2Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
3Coupon rate may change periodically.

4Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $905,227,000, which represented 9.32% of the net assets of the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.
MFGEFP-923-1012O-S32878

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
Intermediate Bond Fund of America:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Intermediate Bond Fund of America (the “Fund”) as of August 31, 2012, and for the year then ended and have issued our report thereon dated October 12, 2012, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of August 31, 2012, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
October 12, 2012

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERMEDIATE BOND FUND OF AMERICA

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: October 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: October 31, 2012

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: October 31, 2012